TURNER FUNDS

TURNER GLOBAL OPPORTUNITIES FUND

Institutional Class

Investor Class

Supplement dated February 16, 2011

to the Prospectus dated January 31, 2011

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The third paragraph on page 51 is amended and restated as follows:

The Fund’s portfolio generally will contain between 20 to 40 securities. The Fund may trade actively in both U.S. and foreign securities and may invest up to 30% of its assets in emerging markets securities. Turner will not adhere to strict sector or industry constraints in managing the Fund, which may have a significant exposure to one or more sectors or industries and may have little or no exposure to various other sectors or industries. The sector allocation of the portfolio will reflect what Turner’s portfolio management team believes are its best global growth stock ideas, and by purchasing only those securities Turner believes are the best stocks within each sector, Turner seeks to minimize the impact of poorly performing sectors on the overall portfolio. Additionally, while Turner will remain “country aware” when selecting securities for the Fund, there are no specific limits on country or region weightings. Country and regional weightings are a residual of Turner’s bottom-up stock selection process, which blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

(TUR-FS-30-1)

TURNER FUNDS

TURNER INTERNATIONAL GROWTH FUND

Institutional Class

Investor Class

Supplement dated February 16, 2011

to the Statement of Additional Information (“SAI”) dated January 31, 2011

The first paragraph on page 10 is amended and restated as follows:

The International Growth Fund invests primarily (and at least 80% of its net assets plus any borrowing for investment purposes) in equity securities of international non-U.S. companies with market capitalizations greater than $2 billion at the time of purchase that Turner believes have strong earnings growth potential. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range. The Fund invests in securities of companies that are diversified across economic sectors and attempts to maintain sector concentrations that approximate those of the MSCI World Growth ex-U.S. Index (“World Growth ex-U.S. Index”). These securities may be traded over the counter or listed on an exchange. Portfolio exposure is generally limited to 5% of assets in any single issuer subject to exceptions for the most heavily weighted securities in the World Growth ex-U.S. Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

(TUR-SAIS-30-1)